SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  JULY 2, 1998

                              GEOWASTE INCORPORATED

             (Exact name of Registrant as specified in its charter)


 DELAWARE                                   0-9278             36-2751684
 (State or other jurisdiction of          (Commission        (IRS Employer
 incorporation)                            File Number)         ID Number)


100 WEST BAY STREET, SUITE 700, JACKSONVILLE, FLORIDA    32202
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                                (904) 353-5033


                                       N/A
          (Former name or former address, if changed since last report)

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 Item 5.  OTHER EVENTS.

          On July 2, 1998, GeoWaste Incorporated, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger dated as of July 2, 1998 (the "Merger Agreement") between Superior Services, Inc., a Wisconsin corporation ("Superior"), and the Company.

          Pursuant to the Merger Agreement, a wholly owned subsidiary of Superior ("Sub"), which will be organized under the laws of the State of Delaware, will be merged with and into the Company (the "Merger"). In connection with the Merger, each share of the Company's common stock, par value $.10 per share ("Company Common Stock"), which is issued and outstanding immediately prior to the Merger (other than shares of Company Common Stock held as treasury shares or owned by Superior or its subsidiaries) will be converted into and represent the right to receive a number of shares of common stock, par value $.01 per share of Superior ("Superior Common Stock") equal to the Exchange Ratio. The "Exchange Ratio" is the quotient obtained by dividing $2.65 by the average per share closing price of Superior Common Stock quoted on the Nasdaq National Market, as reported by Bloomberg L.P., for the ten consecutive trading days (on which shares of Superior Common Stock are actually traded) immediately preceding the fifth business day prior to the initially scheduled date of the meeting of the stockholders of the Company, at which the approval of the Merger by the Company's stockholders is sought (such average per share closing price is hereinafter referred to as the "Final Superior Stock Price"); PROVIDED, HOWEVER, that if the Final Superior Stock Price is (i) equal to or less than $27.50, then the Exchange Ratio will be 0.0964 or (ii) equal to or greater than $32.50, then the Exchange Ratio will be 0.0815. The Merger Agreement may be terminated by the Company if the Superior Final Stock Price is less than $25.00.

          The Merger will be accounted for as a pooling of interests and is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to customary regulatory approvals and the approval of the stockholders of the Company. The Board of Directors of the Company will call a meeting of the stockholders (the "Stockholders Meeting"), expected to be held in September 1998, for the purpose of obtaining the stockholders' approval of the Merger.

          Allen & Company Incorporated and affiliated entities, which as of July 2, 1998 beneficially owned in the aggregate 4,583,200 shares of Company Common Stock (representing approximately 21.5% of the total number of shares of Company Common Stock outstanding), have each entered into a Stockholder Support Agreement with Superior pursuant to which they have agreed, among other things, to cause any shares of Company Common Stock that they beneficially own as of the record date of the Stockholders Meeting to be voted in favor of the Merger.

          In addition, certain directors and executive officers of the Company, who as of July 2, 1998 beneficially owned in the aggregate 2,496,826 shares of Company Common Stock (representing approximately 11.7% of the total number of shares of Company Common Stock outstanding), have each entered into Stockholder Support Agreements with Superior pursuant to which they have agreed, among other things, to cause any shares of Company Common Stock that they beneficially own as of the record date of the Stockholders Meeting to be voted in favor of the Merger.

          The information set forth above is qualified in its entirety by reference to the Merger Agreement and the Stockholder Support Agreements, copies of which are incorporated herein by reference.

Item 7.   Financial Statements, PRO FORMA Financial Information
          And Exhibits.

(c)     Exhibits.

        2.1 Agreement and Plan of Merger, dated as of July 2, 1998, between Superior Services, Inc. and GeoWaste Incorporated.

        99.1 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen & Company Incorporated.

        99.2 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Richard Fields.

         99.3 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen Value Partners L.P.

         99.4 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen Value Limited.

         99.5 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Walter H. Barandiaran.

         99.6 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Harve A. Ferrill.

         99.7 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Advance Ross Corporation.

         99.8 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and John A. Paglia.

         99.9 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Michael D. Paglia.

         99.10 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Steven M. Engel.

         99.11 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Raymond F. Chase.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GEOWASTE INCORPORATED


                                         By: /s/ Amy C. MacF. Burbott
                                            ---------------------------
                                            Name:  Amy C. MacF. Burbott
                                            Title: President and Chief
                                                   Executive Officer

Dated: July 2, 1998

                                  EXHIBIT INDEX



EXHIBIT       DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of July 2, 1998, between Superior Services, Inc. and GeoWaste Incorporated.

99.1 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen & Company Incorporated.

99.2 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Richard Fields.

99.3 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen Value Partners L.P.

99.4 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Allen Value Limited.

99.5 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Walter H. Barandiaran.

99.6 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Harve A. Ferrill.

99.7 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Advance Ross Corporation.

99.8 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and John A. Paglia.

99.9 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Michael D. Paglia.

99.10 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Steven M. Engel.

99.11 Form of Stockholder Support Agreement dated as of July 2, 1998 between Superior Services, Inc. and Raymond F. Chase.